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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549



                              FORM   8-K
                            CURRENT REPORT


                             June 2, 1998
                            Date of Report
                   (Date of earliest event reported)


                   Commission file number:  0-24170


                         SIGMA CIRCUITS, INC.
        (Exact name of registrant as specified in its charter)


               Delaware                        77-0107167
     (State or other jurisdiction           (I.R.S. Employer
      of incorporation or organization)      Identification Number)




                           393 Mathew Street
                     Santa Clara, California 95050
                            (408) 727-9169
(Address,  including  zip code, and telephone number,  including  area code, of registrant's principal executive offices)
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Item 5:   Other Events

     This discussion contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those discussed herein. Factors that could cause or contribute to such differences, include, but are not limited to, those discussed herein, as well as those discussed in the Company's Annual Report on Form 10-K for the year ended June 30, 1997. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

     Tyco International Ltd. ("Tyco"), a diversified manufacturing and service company, and Sigma Circuits, Inc.(the "Company"), a leading manufacturer of electronic interconnect products, announced on Tuesday, June 2, 1998 that they have entered into a definitive Merger Agreement pursuant to which Tyco will purchase all of the outstanding common shares of the Company. Under the Agreement, a subsidiary of Tyco will shortly commence a tender offer to purchase all of the Company's approximately 5,500,000 shares of common stock and common stock equivalents for $10.50 per share in cash. The offer is conditioned on the tender of a majority of the outstanding shares of common stock on a fully
     diluted   basis,   regulatory  approvals,   and   certain   other
     conditions.

     Tyco is the world's largest manufacturer and installer of fire protection systems, the largest provider of electronic security services, and has strong leadership positions in disposable medical products, packaging materials, flow control products, electrical and electronic components and undersea telecommunications systems. Tyco operates in more than 80 countries around the world and has expected annual revenues in excess of $13.0 billion. Subsequent to the transaction, the Company will become a part of the Tyco Printed Circuit Group, headquartered in Stafford, CT, one of the country's largest independent circuit board manufacturers.

Item 7:   Financial Statements and Exhibits

     C.   Exhibits

          99.1    Press release dated June 2, 1998.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, County of Santa Clara, State of California, on the 12th day of June 1998.

                                 Sigma Circuits, Inc.
                                 (Registrant)


                                 By  /s/ B. Kevin Kelly
                                     B. Kevin Kelly
                                     President, Chief Executive
                                     Officer and Director




                                 By  /s/ Philip S. Bushnell
                                     Philip S. Bushnell
                                     Senior Vice President, Finance
                                     and Administration, Chief
                                     Financial Officer, Secretary and
                                     Director
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                                                          Exhibit 99.1
CONTACTS:
  B. Kevin Kelly                            J. Brad McGee
  President and Chief Executive Officer     Senior Vice President
  Sigma Circuits, Inc.                      Tyco International (US) Inc.
  (408) 727-9169                            (603) 778-9700



FOR IMMEDIATE RELEASE

TYCO INTERNATIONAL TO ACQUIRE SIGMA CIRCUITS

SANTA CLARA, California and HAMILTON, Bermuda (June 2, 1998) -- Tyco International Ltd. (NYSE-TYC, LSE-TYI, BSX-TYC) (Tyco), a diversified manufacturing and service company, and Sigma Circuits, Inc. (Nasdaq NM
- SIGA) (Sigma), a leading manufacturer of electronic interconnect products, announced today that they have entered into a definitive Merger Agreement pursuant to which Tyco will purchase all of the outstanding common shares of Sigma.

Under the Agreement, a subsidiary of Tyco will shortly commence a tender offer to purchase all of Sigma's approximately 5,500,000 shares of common stock and common stock equivalents for $10.50 per share in cash. The offer is conditioned on the tender of a majority of the outstanding shares of common stock on a fully diluted basis, regulatory approvals, and certain other conditions.

Sigma, with estimated fiscal 1998 revenues of approximately $94 million, is headquartered in Santa Clara, California. They have four manufacturing facilities in California, three in Santa Clara, and one in Stockton. Sigma is a leading quick-turn manufacturer of specialized electronic interconnect products, including multilayer rigid printed circuit boards, backplane assemblies and sub-assemblies, and flexible circuits. It will become a part of the Tyco Printed Circuit Group, headquartered in Stafford, CT, one of the country's largest independent circuit board manufacturers.

"Sigma is an excellent fit with the Tyco Printed Circuit Group. Sigma's capabilities in producing complex multilayer circuit boards, backplanes, and flexible circuits, its quick-turn service capability, as well as its west coast location, readily complement the product lines and customer base of our printed circuit operations," said L.
Dennis  Kozlowski, Tyco's Chairman and Chief Executive  Officer.   Mr.
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Kozlowski  also noted that the acquisition will provide  an  immediate positive contribution to Tyco's earnings.

B. Kevin Kelly, President and Chief Executive Officer of Sigma, stated, "This transaction provides superior value to our shareholders. We are a natural complement to the Tyco Printed Circuit Group, providing strategically located manufacturing capacity through which the Tyco Printed Circuit Group can continue its high rate of growth."

Tyco International Ltd., a diversified manufacturing and service company, is the world's largest manufacturer and installer of fire protection systems, the largest provider of electronic security services, and has strong leadership positions in disposable medical products, packaging materials, flow control products, electrical and electronic components and undersea telecommunications systems. The company operates in more than 80 countries around the world and has expected annual revenues in excess of $13 billion.

FORWARD LOOKING INFORMATION
Certain statements in this release are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward looking statements involve risks and uncertainties. In particular, any statements contained herein regarding the consummation and benefits of future acquisitions, as well as expectations with respect to future sales, operating efficiencies, and product expansion are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward looking statements include, among other things, overall economic and business conditions, the demand for the Company's goods and services, competitive factors in the industries in which the Company competes, changes in government regulation, and the timing, impact, and other uncertainties of future acquisitions.
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